                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 30, 2004
                                                         ------------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)

       Delaware                    333-112231                  13-3416059
------------------------    ------------------------   ------------------------
    (State or other               (Commission                (IRS Employer
    jurisdiction of               File Number)            Identification No.)
    incorporation)

               250 Vesey Street
      4 World Financial Center 28th Floor
              New York, New York                                    10080
   ----------------------------------------                        --------
   (Address of principal executive offices)                        Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

         Filing of Legality Opinion

     Attached as Exhibit 99.4 is the opinion of Dechert LLP with respect to legality of the Terwin Mortgage Trust, Asset-Backed Certificates, Series TMTS
2004-22SL.

ITEM 9.01. Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               99.4 Legal Opinion

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                          By:    /s/ Matthew Whalen
                                                 -------------------------------
                                          Name:  Matthew Whalen
                                          Title: President

Date: December 30, 2004

                               INDEX TO EXHIBITS

Exhibit No.            Description                      Page
-----------            -----------                      ----

(99.4)                 Legal Opinion                    6